DUNHAM FUNDS

Dunham International Opportunity Bond Fund

Class A (DAIOX)

Class C (DCIOX)

Class N (DNIOX)

Supplement dated July 21, 2017 to the Statutory Prospectus dated February 28, 2017, as amended April 10, 2017 (the “Prospectus”), the Summary Prospectus dated April 10, 2017 (the “Summary Prospectus”) and the Statement of Additional Information dated February 28, as amended April 10, 2017 (the “SAI”). This Supplement updates and supersedes any contrary information contained in the Prospectus, Summary Prospectus and SAI.

Pursuant to a reorganization, Rogge Global Partners PLC (“Rogge”), Sub-Adviser to the International Opportunity Bond Fund (the “Fund”), has merged by absorption into its parent company, Allianz Global Investors US LLC (“AllianzGI US”). Therefore, effective immediately all references to Rogge in the Prospectus, Summary Prospectus and Statement of Information are deleted and replaced with AllianzGI US.

You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and Statement of Additional Information dated February 28, 2017, as amended April 10, 2017, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Dunham Funds at (888) 3DUNHAM (338-6426).